SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                                December 31, 1997


                              CAVALIER HOMES, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


            1-9792                                         63-0949734
      (Commission File No.)                    (IRS Employer Identification No.)



Highway 41 North and Cavalier Road
         Addison, Alabama                                      35540
      (Address of principal                                  (Zip Code)
        executive offices)




                                 (205) 747-0044
               (Registrant's telephone number including area code)












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Item 2. Acquisition or Disposition of Assets

                On December 31, 1997, Crimson Acquisition Corp.  ("Crimson"),  a
wholly-owned subsidiary of Cavalier Homes, Inc. (the "Company"), merged with and into Belmont Homes, Inc. ("Belmont"), and Belmont became a wholly-owned subsidiary of the Company. Prior to the merger of Crimson with and into Belmont (the "Merger"), shares of Belmont's common stock, par value $0.10 per share (the "Belmont Shares"), were traded on The Nasdaq National Market under the symbol "BHIX." The Company expects Belmont will continue generally to operate its business of producing and marketing manufactured homes as it had been conducted prior to the Merger. The Merger was completed pursuant to the Agreement and Plan of Merger, dated as of August 14, 1997, by and among Belmont, the Company and Crimson, as amended on September 19, 1997 (the "Merger Agreement"). The Merger Agreement was filed as Exhibit 2 to the Company's Registration Statement on Form S-4, filed December 2, 1997, Registration No. 333-41319, and is incorporated by reference as Exhibit 2 to this Report.

                In the Merger, each Belmont Share issued and outstanding immediately prior to the effective time of the Merger was converted into the right to receive 0.80 shares (the "Exchange Ratio") of the common stock, par value $0.01 per share, of the Company (the "Cavalier Shares"). The Exchange Ratio was determined by negotiation between representatives of the Company and Belmont. Approximately 7.6 million Cavalier Shares were issued pursuant to the Merger. In addition, approximately 800,000 Cavalier Shares were reserved for issuance pursuant to stock awards. The last reported sale prices on December 30, 1997, the day before the Merger was consummated, were $9.25 per Cavalier Share as reported on the NYSE Composite Transactions Tape and $ 7.25 per Belmont Share as reported on Nasdaq.


                Prior to the execution of the Merger Agreement, the Company and Belmont were involved together in two separate joint ventures, one to produce exterior doors and laminated wall panels and the other to produce cabinet doors. Other than these joint ventures, there was no material relationship between the Company and Belmont or between any officers or directors of the Company and the officers, directors or shareholders of Belmont.

Item 7. Financial Statements and Exhibits

         (a)    Financial Statements of the Business Acquired

                (1) The Belmont Homes, Inc. consolidated audited financial statements for the fiscal year ended December 31, 1996 were included in the Joint Proxy Statement and Prospectus of Belmont Homes, Inc. and Cavalier Homes, Inc. that was contained in the Registration Statement on Form S-4 of Cavalier Homes, Inc., Registration No. 333-41319, filed on December 2, 1997 (the "Cavalier Registration Statement"), and are incorporated herein by reference.

                (2) The Belmont Homes, Inc. Unaudited Condensed Consolidated Quarterly Balance Sheet as of September 30, 1997, and the Unaudited Condensed Consolidated Statements of Income and Cash Flows for the nine months ended




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September  30, 1997 and  September  30, 1996,  were  included in the Joint Proxy
Statement and Prospectus of Belmont Homes, Inc. and Cavalier Homes, Inc. that was contained in the Cavalier Registration Statement, and are incorporated herein by reference.

         (b)    Pro Forma Financial Information

                The unaudited pro forma combined financial information with respect to the transaction was included at pages 60 through 67 of the Joint Proxy Statement and Prospectus of Belmont Homes, Inc. and Cavalier Homes, Inc. that was contained in the Cavalier Registration Statement, and is incorporated herein by reference.

         (c)    Exhibits

Exhibit No.                                   Description
-----------                                   -----------

2 Agreement and Plan of Merger by and among Cavalier Homes, Inc., Belmont Homes, Inc., and Crimson Acquisition Corp., dated August 14, 1997, as amended by Amendment No. 1 to Agreement and Plan of Merger, dated September 19, 1997, is incorporated by reference from Exhibit 2(a) and 2(b) to the Registration Statement on Form S-4 of Cavalier Homes, Inc., Registration No. 333-41319.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                    CAVALIER HOMES, INC.


                                      By:    /s/ Michael R. Murphy
                                         ---------------------------------------
                                                 Michael R. Murphy
                                      Principal Accounting and Financial Officer

Date: January 15, 1998
      ----------------












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                                    Exhibits

Exhibit No.                                   Description
-----------                                   -----------

2 Agreement and Plan of Merger by and among Cavalier Homes, Inc., Belmont Homes, Inc., and Crimson Acquisition Corp., dated August 14, 1997, as amended by Amendment No. 1 to Agreement and Plan of Merger, dated September 19, 1997, is incorporated by reference from Exhibit 2(a) and 2(b) to the Registration Statement on Form S-4 of Cavalier Homes, Inc., Registration No. 333-41319.